The Sentinel Funds

   Supplement dated September 1, 2006 to the Prospectus dated March 30, 2006, as supplemented on June 1, 2006

ALL FUNDS
With respect to shares purchased on or after October 16, 2006, the redemption fees rows on page 30 and the related footnote 1 are deleted and replaced with the following:


         CLASS A SHARES:
         Redemption Fees(1)
         Balanced, Capital Markets Income, Capital Opportunity, Capital         1% on shares held  for 15
         Growth, Common Stock, Government Securities, Growth Leaders, Mid       days or less
         Cap Growth, and Short Maturity Government Funds

         High Yield Bond, International Equity and Small Company Funds          2% on shares held for 30
                                                                                days or less

         U.S. Treasury Money Market Fund                                        None

         CLASS B SHARES
         Redemption Fees(1)
         Balanced, Capital Markets Income, Capital Opportunity, Common          1% on shares held  for 15
         Stock, Government Securities, and Short Maturity Government Funds      days or less

         High Yield Bond, International Equity and Small Company Funds          2% on shares held for 30
                                                                                days or less

         U.S. Treasury Money Market Fund                                        None

         CLASS C SHARES
         Redemption Fees(1)
         Balanced, Capital Markets Income, Capital Opportunity, Capital         1% on shares held  for 15
         Growth, Common Stock, Government Securities, Growth Leaders, Mid       days or less
         Cap Growth, and Short Maturity Government Funds

         High Yield Bond, International Equity and Small Company Funds          2% on shares held for 30
                                                                                days or less
         CLASS D SHARES
         Redemption Fees(1)                                                     1% on shares held for 15
                                                                                days or less
         CLASS S SHARES
         Redemption Fees(1)                                                     1% on shares held for 15
                                                                                days or less

(1) If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Effective October 16, 2006, the Excessive Trading Policy on page 47 is deleted and replaced with the following:

--------------------------------------------------------------------------------

         EXCESSIVE TRADING POLICY
         Excessive trading (which may be as a result of market timing) by shareholders of a Fund, in particular Funds other than the U.S. Treasury Money Market Fund, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a Fund to retain more cash than the Fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors of Sentinel Group Funds, Inc. Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. Certain types of regular transactions that will not be deemed by the Funds to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds (e.g., periodic rebalancing to maintain an investment advisor's asset allocations model) and pre-authorized withdrawals.

         The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected. In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Funds may work with such intermediaries to implement additional procedures that the Funds determine are reasonably designed to achieve the objective of the Funds' excessive trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary's procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds' books, but which are reasonably designed to achieve the same objective.

         Each Fund, except the U.S. Treasury Money Market Fund, has also adopted a redemption fee. For the Balanced, Capital Markets Income, Capital Opportunity, Capital Growth, Common Stock, Government Securities, Growth Leaders, Mid Cap Growth, and Short Maturity Government Funds, a fee of 1% will be assessed on the redemption of shares held for 15 days or less. For the High Yield Bond, International Equity and Small Company Funds, a fee of 2% will be assessed on the redemption of shares held for 30 days or less.

         Redemption fees may not apply to certain transactions if you or your financial intermediary make the Fund's transfer agent aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, and redemptions related to payment of custodian fees; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees. Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients.

The average annual total return tables beginning on page 27 are deleted and replaced with the following:


         FOR THE PERIODS ENDED                                                                   PAST 10 YEARS/
         DECEMBER 31, 2005                                       PAST ONE YEAR     PAST 5 YEARS SINCE INCEPTION
         -------------------------------------------------------------------------------------------------------
         BALANCED FUND
         Return Before Taxes: Class A                                    0.10%            2.90%           6.66%
         Return After Taxes on Distributions:
         Class A                                                        -0.68             1.53            4.69
         Return After Taxes on Distributions and Sale of Fund Shares:
         Class A(1)(4)                                                   0.71%            1.81%           4.78%
         LEHMAN AGGREGATE BOND INDEX(15)                                 2.43             5.87            6.16
         S&P 500 COMPOSITE STOCK PRICE INDEX(16)                         4.91             0.54            9.08
         Return Before Taxes: Class B                                    0.46             2.79            6.48(1)
         LEHMAN AGGREGATE BOND INDEX(15)                                 2.43             5.87            6.52(1)
         S&P 500 COMPOSITE STOCK PRICE INDEX(16)                         4.91             0.54            8.74(1)
         Return Before Taxes: Class C                                    3.38             2.99            3.18(2)
         LEHMAN AGGREGATE BOND INDEX(15)                                 2.43             5.87            6.05(2)
         S&P 500 COMPOSITE STOCK PRICE  INDEX(16)                        4.91             0.54            2.97(2)
         Return Before Taxes: Class D                                   -0.92             2.35            2.94(3)
         LEHMAN AGGREGATE BOND INDEX(15)                                 2.43             5.87            5.69(3)
         S&P 500 COMPOSITE STOCK PRICE INDEX(16)                         4.91             0.54            1.78(3)
         -------------------------------------------------------------------------------------------------------
         CAPITAL GROWTH FUND(17)
         Return Before Taxes: Class A                                   -0.28            -3.46            7.62(4)
         Return After Taxes on Distributions:
         Class A                                                        -1.54            -4.06            6.74(4)
         Return After Taxes on Distributions and Sale of Fund Shares:
         Class A                                                         1.45            -3.01            6.51(4)
         Return Before Taxes: Class C                                    3.39            -3.10            7.47(4)
         RUSSELL 1000 GROWTH  INDEX(18)                                  5.26            -3.58            6.73(4)
         -------------------------------------------------------------------------------------------------------
         CAPITAL MARKETS INCOME FUND
         Return Before Taxes: Class A                                   -4.11                             7.78(5)
         Return After Taxes on Distributions:
         Class A                                                        -5.53                             6.13(5)
         Return After Taxes on Distributions and Sale of Fund Shares:
         Class A(14)                                                    -2.20                             5.83(5)
         LEHMAN AGGREGATE BOND INDEX(15)                                 2.43                             3.16(5)
         LEHMAN HIGH YIELD BOND INDEX(19)                                2.74                            12.91(5)
         Return Before Taxes: Class B                                   -3.69                             8.01(5)
         LEHMAN AGGREGATE BOND INDEX(15)                                 2.43                             3.16(5)
         LEHMAN HIGH YIELD BOND INDEX(19)                                2.74                            12.91(5)
         Return Before Taxes: Class C                                   -0.73                             9.09(5)
         LEHMAN AGGREGATE BOND INDEX(15)                                 2.43                             3.16(5)
         LEHMAN HIGH YIELD BOND INDEX(19)                                2.74                            12.91(5)
         -------------------------------------------------------------------------------------------------------
         CAPITAL OPPORTUNITY FUND(6)
         Return Before Taxes: Class A                                   -2.06            -3.39           -4.57(7)
         Return After Taxes on Distributions:
         Class A                                                        -2.19            -3.51           -4.66(7)
         Return After Taxes on Distributions and Sale of Fund Shares:
         Class A(14)                                                    -1.17            -2.88           -3.83(7)
         S&P 500 COMPOSITE STOCK PRICE INDEX(16)                         4.01             1.54           -2.92(7)
         Return Before Taxes: Class B                                   -1.95            -3.69           -4.59(7)
         S&P 500 COMPOSITE STOCK PRICE INDEX(16)                         4.01            -1.54           -2.92(7)
         Return Before Taxes: Class C                                    0.66            -4.30           -8.59(8)
         S&P 500 COMPOSITE STOCK PRICE INDEX(16)                         4.01            -1.54           -6.18(8)
         -------------------------------------------------------------------------------------------------------
         COMMON STOCK FUND
         Return Before Taxes: Class A                                    1.87             1.50            8.02
         Return After Taxes on Distributions:
         Class A                                                         1.07             0.02            5.87
         Return After Taxes on Distributions and Sale of Fund Shares:
         Class A(14)                                                     2.28             0.74            6.11
         S&P 500 COMPOSITE STOCK PRICE INDEX(16)                         4.91             0.54            9.08
         Return Before Taxes: Class B                                    2.26             1.32            7.50(1)
         S&P 500 COMPOSITE STOCK PRICE INDEX(16)                         4.91             0.54            8.74(1)
         Return Before Taxes: Class C                                    5.14             1.50            2.67(2)
         S&P 500 COMPOSITE STOCK PRICE INDEX(16)                         4.91             0.54            2.97(2)

         -------------------------------------------------------------------------------------------------------

                                      -3-


         FOR THE PERIODS ENDED                                                                   PAST 10 YEARS/
         DECEMBER 31, 2005                                       PAST ONE YEAR     PAST 5 YEARS SINCE INCEPTION
         -------------------------------------------------------------------------------------------------------
         GOVERNMENT SECURITIES FUND(9)
         Return Before Taxes: Class A                                   -1.86             4.58            5.03
         Return After Taxes on Distributions:
         Class A                                                        -3.35             2.79            2.84
         Return After Taxes on Distributions and Sale of Fund Shares:
         Class A                                                        -1.22             2.83            2.90
         Return Before Taxes:  Class C                                   0.39             4.44            4.45
         LEHMAN GOVERNMENT BOND INDEX(20)                                2.65             5.39            5.94
         -------------------------------------------------------------------------------------------------------
         GROWTH LEADERS FUND(17)
         Return Before Taxes: Class A                                   -2.60            -3.26           -0.55(4)
         Return After Taxes on Distributions:
         Class A                                                        -2.60            -3.26           -0.60(4)
         Return After Taxes on Distributions and Sale of Fund Shares:
         Class A                                                        -1.69            -2.74           -0.49(4)
         Return Before Taxes: Class C                                   -0.71            -2.74           -0.81(4)
         RUSSELL 1000 GROWTH  INDEX(18)                                  5.26            -3.58           -4.51(4)
         -------------------------------------------------------------------------------------------------------
         HIGH YIELD BOND FUND
         Return Before Taxes: Class A                                   -2.99             7.63            5.22(10)
         Return After Taxes on Distributions:
         Class A                                                        -5.23             4.62            1.97(10)
         Return After Taxes on Distributions and Sale of Fund Shares:
         Class A(14)                                                    -1.96             4.67            2.37(10)
         LEHMAN HIGH YIELD BOND  INDEX(19)                               2.74             8.85            5.17(10)
         Return Before Taxes: Class B                                   -3.65             7.47            5.44(10)
         LEHMAN HIGH YIELD BOND INDEX(19)                                2.74             8.85            5.17(10)
         Return Before Taxes: Class C                                   -0.77             7.43            3.41(2)
         LEHMAN HIGH YIELD BOND INDEX(19)                                2.74             8.85            4.94(2)
         -------------------------------------------------------------------------------------------------------
         INTERNATIONAL EQUITY FUND
         Return Before Taxes: Class A                                    4.94             4.25            7.21
         Return After Taxes on Distributions:
         Class A                                                         3.93             3.72            6.05
         Return After Taxes on Distributions and Sale of Fund Shares:
         Class A                                                         4.55             3.46            5.80
         MORGAN STANLEY INTERNATIONAL "EAFE" (EUROPE, AUSTRALIA, FAR
         EAST) INDEX(21)                                                13.54             4.55            5.84
         Return Before Taxes: Class B                                    5.14             3.75            7.01(1)
         MORGAN STANLEY INTERNATIONAL "EAFE" (EUROPE, AUSTRALIA, FAR
         EAST) INDEX(21)                                                13.54             4.55            5.59(1)
         Return Before Taxes: Class C                                    8.16             3.89            3.31(2)
         MORGAN STANLEY INTERNATIONAL "EAFE" (EUROPE, AUSTRALIA, FAR
         EAST) INDEX(21)                                                13.54             4.55            4.74(2)
         -------------------------------------------------------------------------------------------------------
         MID CAP GROWTH FUND
         Return Before Taxes: Class A                                    -1.79            -2.44            8.26
         Return After Taxes on Distributions:
         Class A                                                         -1.79            -2.44            5.97
         Return After Taxes on Distributions and Sale of Fund Shares:
         Class A(14)                                                     -1.16            -2.06            5.89
         S&P 500 COMPOSITE STOCK PRICE INDEX(16)                          4.91             0.54            9.08
         Return Before Taxes: Class B                                    -1.68            -2.85        5.10(11)
         S&P 500 COMPOSITE STOCK PRICE INDEX(16)                          4.91             0.54        5.23(11)
         Return Before Taxes: Class C                                    1.07%           -2.75%       -5.19%(8)
         S&P 500 COMPOSITE STOCK PRICE INDEX(16)                          4.91             0.54        -1.57(8)
         -------------------------------------------------------------------------------------------------------


                                      -4-


         FOR THE PERIODS ENDED                                                                   PAST 10 YEARS/
         DECEMBER 31, 2005                                       PAST ONE YEAR     PAST 5 YEARS SINCE INCEPTION
         -------------------------------------------------------------------------------------------------------

         SHORT MATURITY GOVERNMENT FUND(9)
         Return Before Taxes: Class A                                   -1.83             2.98            4.31
         Return After Taxes on Distributions:
         Class A                                                        -3.31             1.22            2.18
         Return After Taxes on Distributions and Sale of Fund Shares:
         Class A                                                        -1.19             1.48            2.34
         LEHMAN 1-3 YR. GOVERNMENT BOND INDEX(22)                        1.73             3.83            4.89
         Return Before Taxes:  Class C                                  -0.57             2.61            3.63
         LEHMAN 1-3 YR. GOVERNMENT BOND INDEX(22)                        1.73             3.83            4.89
         Return Before Taxes:  Class S                                   --                 --            0.92(12)
         LEHMAN 1-3 YR. GOVERNMENT BOND INDEX(22)                        --                 --            4.89(12)
         -------------------------------------------------------------------------------------------------------
         SMALL COMPANY FUND
         Return Before Taxes: Class A                                    2.53             8.10           14.06
         Return After Taxes on Distributions:
         Class A                                                         1.17             7.44           11.91
         Return After Taxes on Distributions and Sale of Fund Shares:
         Class A(14)                                                     3.44             6.90           11.40
         RUSSELL 2000 INDEX(23)                                          4.55             8.22            9.26
         Return Before Taxes: Class B                                    3.11             7.93           13.26(1)
         RUSSELL 2000 INDEX(23)                                          4.55             8.22            8.95(1)
         Return Before Taxes: Class C                                    5.93               --           10.30(13)
         RUSSELL 2000 INDEX(23)                                          4.55               --            8.96(13)
         -------------------------------------------------------------------------------------------------------
         U.S. TREASURY  MONEY MARKET FUND
         Return Before Taxes: Class A                                     2.16             1.46            3.02
         LIPPER U.S. TREASURY MONEY
         MARKET FUNDS AVERAGE(24)                                         2.32             1.54            3.37
         Return Before Taxes: Class B(25)                                -2.21             0.41         2.37(1)
         LIPPER U.S. TREASURY MONEY
         MARKET FUNDS AVERAGE(24)                                         2.32             1.54         3.13(1)
         -------------------------------------------------------------------------------------------------------

         (1)   From inception on April 1, 1996.
         (2)   From inception on May 4, 1998.
         (3)   From inception on January 4, 1999.
         (4) The since inception performance for the Capital Growth and Growth Leaders Funds, which began operations in March 2006, is based on the performance of their predecessors, the Bramwell Growth Fund, which began operations on August 1, 1994, and the Bramwell Focus Fund, which began operations on October 31, 1999, respectively.
         (5)   From inception on March 10, 2003.
         (6) Performance for the Fund prior to September 26, 2005 is based on the performance of the predecessor Growth Index Fund, which sought to match before expenses the performance of the S&P 500/BARRA Growth Index, restated for Class A shares to reflect the increase in the maximum initial sales charge from 2.50% to 5% and for Class B shares to reflect the increase in the maximum contingent deferred sales charge from 2.50% to 4%. Performance does not reflect the increase in the maximum Rule 12b-1 fee on Class A shares from 0.20% to 0.30% and Class B shares from 0.75% to 1.00%. If it did, returns would be lower.
         (7)   From inception on September 13, 1999.
         (8)   From inception on March 30, 2000.
         (9) Class A share returns prior to June 1, 2006 but after April 10, 2005 have been restated to reflect the increase in the Government Securities Fund's maximum sales charge from 2% to 4%. Prior to April 11, 2005, the Fund's maximum Class A sales charge had been 4%. Class A share returns prior to June 1, 2006 have been restated to reflect the increase in the Short Maturity Government Fund's maximum sales charge from 1% to 3%. Returns have not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If they had, those returns would be higher. The Class C share returns for each Fund prior to June 1, 2006 are based on the returns of that Fund's Class A shares adjusted to reflect that Class C shares do not charge a front-end sales load but may be subject to a contingent deferred sales load and adjusted for Class C's estimated higher expenses.
         (10)  From inception on June 23, 1997.
         (11)  From inception on January 12, 1998.
         (12)  From inception on March 4, 2005.
         (13)  From inception on July 9, 2001.


                                      -5-

--------------------------------------------------------------------------------
         (14) Returns after taxes on distributions and sale of fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of fund shares.
         (15) The Lehman Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment.
         (16) The S&P 500 Composite Stock Price Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.
         (17) Performance for the Capital Growth and Growth Leaders Funds prior to their inception is based on the performance of the predecessor Bramwell Growth and Bramwell Focus Funds, respectively, which were offered without a sales load, restated to reflect the sales loads of the Class A and Class C shares, respectively. Performance does not reflect the increase in the maximum Rule 12b-1 fees for Class A. If it did, returns would be lower. Performance for the Class C shares has been adjusted for the higher estimated expenses of those shares.
         (18) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
         (19) The Lehman High Yield Bond Index is an index consisting of all domestic and corporate rated Ba and below bonds with a minimum outstanding amount of $150 million and maturing in over one year.
         (20) The Lehman Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.
         (21) The Morgan Stanley International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.
         (22) The Lehman 1-3 Year Government Bond Index is composed of securities from the Lehman Government Bond Index with maturities between one and three years.
         (23) The Russell 2000(TM) Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index representing approximately 8% of the total market capitalization of the Russell 3000 Index.
         (24) The Lipper U.S. Treasury Money Market Funds Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper U.S. Treasury Money Market Funds category.
         (25) Returns for the Class B shares of the U.S. Treasury Money Market Fund assume a maximum 4% contingent deferred sales charge. Class B shares of this Fund may only be acquired by exchange from another Fund's Class B shares. The actual contingent deferred sales charge, if any, paid on the redemption of Class B shares of this Fund will depend on the charge that would have been due on the other Fund's Class B shares at the time of the exchange if such shares had been redeemed rather than exchanged into this Fund.


The following is added to the "By Check" paragraph on page 43:

         The Funds do not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries and/or U.S. government agencies.

CAPITAL MARKETS INCOME FUND
Effective August 14, 2006, the Fund's principal investment strategies on pages 7-8 are deleted and replaced with the following:

         THE CAPITAL MARKETS INCOME FUND normally divides its assets among several broad asset classes. Sentinel has broad discretion in allocating assets among the classes. The classes are:

         1. INVESTMENT-GRADE BONDS. The Fund normally invests at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, and investment-grade corporate bonds, and may include the dollar roll transactions described for the Balanced Fund. Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

         2. BELOW INVESTMENT-GRADE BONDS. The Fund may invest up to 35% of its total assets in bonds rated below investment grade (e.g., rated below BBB by Standard and Poor's or below Baa by Moody's) or which are unrated but considered to be of comparable credit quality by Sentinel. These bonds are sometimes called "junk bonds". Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated below investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

         3. EQUITY AND EQUITY-RELATED SECURITIES. The Fund may invest up to 35% (50% as of November 1, 2006) of its total assets in these securities, including common stocks, preferred stocks, and debt securities that are convertible into equity securities. In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, but there will also be some emphasis on the potential for capital appreciation. The Fund may invest up to 10% of its total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets.


                                      -6-
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

         Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

         The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

         The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

         The Capital Markets Income Fund is principally subject to the following types of risks: stock market and selection, sector, general foreign securities, foreign banks and securities depositories, general fixed-income securities, dollar rolls, government securities, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

Effective August 14, 2006, all references to Evergreen Investment Management Company LLC are deleted.

Effective August 14, 2006, the convertible securities risk on page 19 and the loan risk on page 21 are deleted.

Effective August 14, 2006, the following risks on page 20 are deleted and replaced with the following:

         GENERAL FOREIGN SECURITIES RISK. Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the Capital Markets Income Fund and the International Equity Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.


                                      -7-
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         EMERGING MARKETS RISK. The risks of foreign investments are usually much greater for the emerging markets in which the Capital Markets Income Fund and the International Equity Fund may invest. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price-to-earnings ratios, may not apply to certain small markets.

         Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Effective August 14, 2006, the annual operating expenses on page 31 and example on page 33, which are based on the Fund's most recent fiscal year, are restated below as if the advisory fee schedule effective as of the close of business on August 11, 2006 had been in effect.


                                                                              OTHER EXPENSES

                                                                                           TOTAL
                                                   ACCOUNTING AND            TOTAL OTHER   ANNUAL
                           MANAGEMENT              ADMINISTRATIVE             OPERATING  OPERATING
FUND/CLASS                   FEE(6)    12B-1 FEE        COSTS       OTHER     EXPENSES    EXPENSES
Capital Markets Income
   Class A                  0.55%      0.25%(9)        0.03%        0.28%      0.31%       1.11%
   Class B                  0.55%      0.92%(9)        0.03%        0.43%      0.46%       1.93%
   Class C                  0.55%      0.82%(9)        0.03%        0.40%      0.43%       1.80%


(9) The Class A, Class B and Class C shares of the Capital Opportunity and Mid Cap Growth Funds are subject to a maximum 12b-1 fee of 0.30%, 1.00% and 1.00%, respectively, the Class A shares of the Capital Opportunity Fund are subject to a maximum 12b-1 fee of 0.30% and the Class D shares of the Balanced Fund are subject to a maximum 12b-1 fee of 0.75%. However, distribution fees are not assessed on the shares owned by the National Life Insurance Company, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the National Life Insurance Company maintains its investment.

FUND/CLASS                          1 YEAR     3 YEARS    5 YEARS    10 YEARS
Capital Markets Income
   Class A                            $608        $835     $1,081      $1,784
   Class B (if you redeem)             596         906      1,242       1,845
   Class B (if you do not redeem)      196         606      1,042       1,845
   Class C (if you redeem)             283         566        975       2,116
   Class C (if you do not redeem)      183         566        975       2,116

Effective August 14, 2006, the second bullet point in the section entitled "How are the Funds Priced?" on page 48 is deleted and replaced with the following:

         o Equity securities held by the Capital Markets Income Fund and the International Equity Fund and traded primarily on foreign markets are valued based on the latest transaction prices on the principal stock exchanges on which they are trading, which may be adjusted to reflect events that occur between the close of those markets and the Fund's determination of net asset value. Both the latest transaction prices and adjustments are furnished by an independent pricing service, subject to supervision by the Fund's Board of Directors, which has delegated this responsibility to the Fund's pricing committee, subject to the Board's review and supervision.


                                      -8-
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Effective August 14, 2006, the following paragraph is added under "Who Manages the Funds?" on page 51:

         The Capital Markets Income Fund's advisory agreement is amended August 11, 2006. If the amended agreement had been in place during the entire fiscal year ended November 30, 2005, the Fund would have paid Sentinel 0.55%.

Effective August 14, 2006, the description of the Fund's portfolio managers on page 51 is deleted and replaced with the following:

         CAPITAL MARKETS INCOME FUND
         Daniel J. Manion is the Fund's lead portfolio manager and manages the domestic equity portion of the Fund's portfolio. David M. Brownlee manages the investment-grade bond portion, Daniel E. Gass manages the high-yield bond portion, and Katherine Schapiro manages the international equity portion of the Fund's portfolio. Mr. Brownlee has been associated with Sentinel since 1993. Mr. Brownlee holds the Chartered Financial Analyst designation. Mr. Gass has been associated with Sentinel or an affiliate since 1999 and is Sentinel's Director of Credit Research. Mr. Gass holds the Chartered Financial Analyst designation. Mr. Manion has been associated with Sentinel since 1993 and is Sentinel's Director of Equity Research. Mr. Manion holds the Chartered Financial Analyst designation. Ms. Schapiro has been associated with Sentinel since 2005. From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc. From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc. Ms. Schapiro holds the Chartered Financial Analyst designation.

Effective November 1, 2006, the Fund's name is changed to the Sentinel Conservative Allocation Fund.

MID CAP GROWTH FUND
Effective June 26, 2006, the Mid Cap Growth Fund paragraph on page 52 is deleted and replaced with the following:

         Paul Kandel manages the Mid Cap Growth Fund. Mr. Kandel has been associated with Sentinel since 2006. From 1994 to June 2006, Mr. Kandel was a senior portfolio manager with The Dreyfus Corporation.

GOVERNMENT SECURITIES AND SHORT MATURITY GOVERNMENT FUND The Examples on page 33 are deleted and replaced with the following:

       FUND/CLASS                          1 YEAR    3 YEARS   5 YEARS  10 YEARS
       Government Securities Fund(1)
          Class A                            500        712        941     1,598
          Class C (if you redeem)            292        594      1,021     2,212
          Class C (if you do not redeem)     192        594      1,021     2,212
       Short Maturity Government(1)
          Class A                            398        606        831     1,477
          Class C (if you redeem)            287        579        995     2,159
          Class C (if you do not redeem)     187        579        995     2,159
          Class S                            148        459        792     1,735

         (1) The Examples are based on each Fund's 2005 fiscal year restated as if the advisory fee schedule effective December 19, 2005; the higher maximum Class A front-end sales load effective June 12, 2006, and, with respect to the Short Maturity Government Fund, the lower Class A Rule 12b-1 fee effective June 12, 2006 had all been in place on December 1, 2004. See "Who Manages the Funds" for information on the advisory fee changes. The Government Securities Fund's Examples has also been restated as if the reorganization effective September 23, 2005 had occurred on December 1, 2004.


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